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                         CBS SOFTWARE SUPPORT AGREEMENT





THIS AGREEMENT is made the 18th day of June, 2002, by and between COMPUTERIZED BOOKMAKING SYSTEMS, INC., a company incorporated in the state of Nevada, United State of America, and having its principal office at 675 Grier Drive, Las Vegas, Nevada, 89119 (hereinafter called "CBS")

AND

MEGASPORTS (ACT) PTY. LTD. (ABN 54 081 251 470), a company incorporated in the Australian Capital Territory, Australia, and having its principal office at 31 Torrens Street, Braddon, Australian Capital Territory (hereinafter called "Customer").


                                   WITNESSETH
                                   ----------

WHEREAS, CBS has developed a computerized race and sports book wagering system including accompanying point-of-sale terminals (the "System") for use within the race/sports industry.

WHEREAS,  the  System  is  comprised of numerous inter-related software modules.

WHEREAS, CBS owns all of the intellectual property rights associated with the System.

WHEREAS, Customer has received a license to utilize the System and/or the intellectual property of CBS pursuant to a separate Purchase Agreement and/or License Agreement.

WHEREAS,  CBS  desires  to  service  the  System  for  the  Customer.

WHEREAS,  the  Customer  desires  to  have  CBS  service  the  System.

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.     Term.  The  term  of  this  Agreement shall begin on the 1st day of July,
       -----
2002, (the "Effective Date") and shall terminate twenty-four (24) months later (the "Support Period").

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2.     Software  Support.
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     a.   CBS  software  support personnel in Las Vegas, Nevada shall be on call
          24 hours per day, 7 days per week, and shall provide service which is necessary to maintain the System in good operating condition and to the specifications at time of delivery and subsequent modifications made by CBS personnel pursuant to this Agreement (the "Software Support"). As part of the Agreement, and without cost to the Customer, CBS shall notify the Customer of and implement new or improved basic services perfected by CBS.

     b. CBS shall make its best, good faith effort to respond to the Customer's request for emergency service within one-half (1/2) hour. The Customer shall have made all reasonable attempts to correct a failure in accordance with CBS instructions before an emergency call is placed.

     c. CBS shall be under no obligation to furnish service under this Agreement should repair be required because of (1) improper use by the Customer or the Customer's employees; (2) natural disasters; (3) strikes, riots, acts of war or other national emergency (4) repair, maintenance, modifications of hardware and software, or relocation and reinstallation made by other than CBS personnel without CBS' supervision and approval; (5) causes other than ordinary use and (6) failure of the Customer to maintain the site specifications. If services are required as a result of causes above, such service will be provided in accordance with Clause 8 below.

     d. A System failure will be deemed to exist when the Customer experiences a disruption of System functions so that all, or a large part of the System, is impaired.

     e.   Software  Support  does  not  include:
                                ---

     (1) Computer hardware regardless of whether such hardware was originally supplied by CBS;
     (2) Any third-party software (i.e., software not developed by CBS) including, but not limited to, networking software, firewall software, e-mail software, etc.; or
     (3) The Customer's local area network ("LAN") and/or wide area (Internet) network ("WAN").

3.     Fee.  During  the  Support Period, CBS shall provide the Customer up to a
       ----
maximum of one hundred (100) man-hours of Software Support at no cost. After CBS has provided the Customer with one hundred (100) man-hours of free Software Support, CBS shall be obligated to continue to provide Software Support during the Support Period and the Customer shall be obligated to pay CBS at a rate of One Hundred Fifty Australian Dollars ($150.00 AUD) per hour for each and every hour spent by CBS over and above the initial one hundred (100) hours. CBS shall provide a billing statement to the Customer within thirty (30) days of completion of billable Software Support. Payment shall be made to CBS at the address and on the terms set forth in the billing

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statement  (providing,  however,  that CBS shall allow the Customer a minimum of thirty (30) days from the billing statement date in which to make payment). If all amounts are not paid within thirty (30) days after the due date, interest at the rate of one and one half percent (1 1/2%) per month starting from the day immediately following the due date shall be imposed on such amounts, and CBS may refuse to provide services hereunder for so long as the failure of the Customer to pay continues, and, in addition to any other legal remedies available, CBS may terminate this Agreement, remove all equipment owned by CBS, if any, and be relieved of and discharged from any and all further responsibility, liability or obligations hereunder. CBS may pursue any and all remedies by law to collect all sums of money due CBS.

     a. Pursuant to the terms of a separate agreement, CBS, through its parent corporation, has agreed to provide the Customer with the CBS
          Electronic  Interface  on  or  before  July  1,  2002.

     b. CBS shall undertake reasonable modifications to the Electronic Interface at the Customer's request provided, however, that CBS shall be required to provide only Twenty Five (25) hours of free support for this purpose; any time expended by CBS to implement Customer's requests in excess of Twenty Five (25) hours shall be billed to Customer at the rate of One Hundred Fifty Australian Dollars ($150.00
          AUD)  per  hour.

     c. CBS shall provide Customer all reasonable assistance in transferring the Customer's data from the CBS race and sports wagering system to Customer's third-party analysis software (i.e., database, spreadsheet, storage, etc.) provided, however, that CBS shall not be responsible for maintaining said third-party software. Said assistance shall not reduce the one hundred (100) man-hours of free support nor shall it be otherwise billable to Customer.

4.     Access.  The  Customer shall afford CBS and its duly authorized agents or
       -------
representatives access at all reasonable times to the System and/or the buildings/premises, and will permit CBS and such agents or representatives to inspect, during each wagering day and at all other reasonable times, relevant information kept by the Customer with respect to the operation of the System and will make available to CBS all sheets required by it to verify the operation of the System, including ticket summary sheets and other pertinent records in order to identify where problems occurred. Such access must include remote access via a Virtual Private Network ("VPN") similar to that in place as of the Effective Date including access through the firewall; while CBS shall not be responsible for maintaining the VPN, personnel of CBS shall provide Customer all reasonable assistance to ensure the stability of the VPN. An inability by CBS to gain remote access to the System in order to correct problems shall not constitute a breach of this Agreement.

5.     Limitation of Use.  The Customer shall not use the System for any purpose
       ------------------
other than as it was designed/intended and will not permit any part of the System to be removed from the Customer's premises and/or control by persons other than agents or employees of CBS, without the consent of CBS, which will not be unjustly withheld.

6.     Compliance  with  Law.  The  Customer  and  CBS,  where applicable, shall
       ----------------------
comply  with  all  rules,

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laws,  ordinances  and  lawful  requirements of every government, county, state, territory, or municipality, department, bureau or board which may arise out of or in connection with the possession, use and/or operation of the System and/or wagering, including fire insurance underwriters' requirements. The Customer shall also furnish, at its sole cost and expense, the safety devices needed to comply with such requirements.

7.     Indemnification.  CBS  shall  indemnify  and  hold  the Customer harmless
       ----------------
against any loss, liability, costs or expenses (including reasonable attorney's fees) arising out of or related to claims or suits for damages, which may be instituted against the Customer, or to which the Customer may be made a party, to persons or property, including patent claims arising out of or by reason of the services provided herein by CBS provided written notice of such claim is given to CBS within ten (10) days after receipt of same by the Customer. CBS shall have the right to exercise full control of all negotiations and litigation in connection therewith, including selection of counsel, and shall not be liable for any costs or expenses incurred by the Customer without CBS's prior written approval, nor shall CBS be responsible for any claims or litigation based on software/equipment not furnished by CBS as part of its services hereunder. The Customer shall indemnify and hold CBS harmless against any loss, liability, costs or expenses (including reasonable attorney's fees) arising out of or related to claims or suits for damages, which may be instituted against CBS, or to which CBS may be made a party, to persons or property, resulting from the operation of the System by agents and employees of the Customer provided written notice of such claim is given to the Customer within ten (10) days after receipt of same by CBS. The Customer shall have the right to exercise full control of all negotiations and litigation in connection therewith, including selection of counsel, and shall not be liable for any costs or expenses incurred by CBS without the Customer's prior written approval.

8.     Additional Obligations.  Except as herein provided, CBS shall be under no
       -----------------------
obligation to furnish services to the Customer in excess of those specified herein nor shall the Customer be entitled to additional services unless a supplementary agreement is entered into between the parties, providing for the desired additions, upon terms acceptable to both parties.

9.     Default.
       --------

     a. In the event that CBS shall default in the performance of any provision of this Agreement on its part to be performed and such default shall not be cured within a period of ten (10) days after written notice shall have been received by CBS specifying such default, then the Customer may terminate the Agreement by delivering to CBS written notice of such termination prior to the expiration of thirty (30) days after the expiration of said ten (10) day period; and in the event of any such termination, CBS, at its sole cost and expense, shall remove its personnel, and any equipment owned by CBS, if any. In addition, CBS shall be obligated to provide a refund to the Customer in the amount of One Hundred Fifty Australian Dollars ($150.00 AUD) times the number of man-hours remaining unused by the Customer pursuant to Clause 3.

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     b.   In the event that the Customer shall default in the performance of any provisions of this Agreement on its part to be performed (except a breach by the Customer of the provisions of Clause 3 hereof as to which the provisions of said paragraph shall apply) and such default shall not have been given by CBS to the Customer specifying such default, then CBS may terminate this Agreement by delivering to the Customer written notice of such termination after the expiration of said ten (10) day period; and in the event of any such termination CBS shall remove the equipment owned by CBS, if any, and the cost of such removal shall be paid for by the Customer.

     c. Failure to perform any provision of this Agreement by either party hereto shall not constitute a default hereunder if such failure shall be caused by fire, strike, boycott, picketing, or other industrial disturbances, riot, civil commotion, theft, vandalism, flood, lightning, tempest, storm, acts of God, war, acts of war and defense, power failure, failure of any cable or interference by any government or government agency.

     d. In the event that CBS terminates this Agreement as provided herein, all then outstanding amounts become due and payable.

10.     Waiver.  No  waiver  of  any  term,  condition,  or  obligation  of this
        -------
Agreement or assent to the breach of any term, condition, or obligation shall be construed by the failure of either party to act in the event the other party shall be in default of this Agreement, nor shall such failure to act be construed as assent to any other or future breach of the same or any other term, condition, or obligation of this Agreement.

11.     Modification.  This  Agreement  shall not be modified, altered, amended,
        -------------
or  changed  without  the  prior  written  consent  of  both  parties.

12.     Notice.  Any  notice to be given to CBS hereunder shall be duly given by
        -------
mailing the same by registered or certified mail, return receipt requested, addressed to CBS at the address first written above, or such other address as CBS shall specify in writing to the Customer. Any notice to be given to the Customer hereunder shall be duly given by mailing the same by registered or certified mail, return receipt requested, addressed to the Customer at the address first written above, or such other address as the Customer shall specify in writing to CBS.

13.     Remedies.  The  remedies expressly provided in this Agreement for breach
        ---------
thereof by CBS or the Customer shall constitute the sole and exclusive remedies to the aggrieved party, and all other remedies which might be otherwise available under the law of any jurisdiction are hereby waived by both CBS and the Customer.

14.     Assignment.  This  Agreement  shall  be  binding  upon  and inure to the
        -----------
benefit of CBS and the Customer and their successors and assigns. No assignment of this Agreement shall be made without the prior consent of the other party, which consent shall not be unreasonably withheld.

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15.     Unenforceable  Provision.  If  any  term  or provision of this Agreement
        -------------------------
shall be declared invalid or unenforceable, the remainder of this Agreement or the application of such term or provision other than those which are held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

16.     Applicable Law.  This Agreement shall be governed in all respects by the
        ---------------
laws  of  the  State  of  Nevada,  United  States  of  America.

17.     Attorneys'  Fees.  Should any action be brought to enforce any provision
        -----------------
of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, including all attorneys' fees and costs incurred on any appeal, or in the collection of any amounts determined to be due hereunder or in any court action with respect thereto.

18.     Entire  Agreement.  This  Agreement  constitutes  the  entire  agreement
        ------------------
between the parties as to the subject matter hereof. Any prior or contemporaneous understandings or agreements, oral or written, are hereby cancelled and superseded by this Agreement and are of no further force or effect.

19.     Headings.  The  headings  of  the  paragraphs  of this Agreement are for
        ---------
convenience only, and shall not affect the construction or interpretation of any of its provisions.


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written

Computerized Bookmaking Systems, Inc.   MegaSports (ACT) Pty. Ltd.

/s/ Timothy F. Lockinger                /s/ Brian Gordon
------------------------------          -----------------------------
By:  Timothy F. Lockinger               By:  Brian Gordon
Its: Secretary/Treasurer                Its: Managing Director


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